UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 9, 2018

Adtalem Global Education Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	36-3150143
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

500 WEST MONROE	60661
CHICAGO, ILLINOIS	(Zip Code)
(Address of principal executive offices)

(630) 515-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Investor Day Information and Materials

On May 9, 2018, Adtalem Global Education Inc. (the “Company”) will hold an Investor Day presentation in New York.

The Company will broadcast the event live via webcast at https://livestream.com/ICENYSE/AdtalemInvestorDay. The webcast is scheduled to begin at 12 p.m. ET and conclude at 4:00 p.m. ET.

The presentation materials are available on the Company’s website at adtalem.com and are attached as Exhibit 99.1 to this Current Report on Form 8-K.

For those unable to listen to the webcast live, a replay will be available for 30 days on the investor relations section of the Company’s website, adtalem.com.

Forward Looking Statements

Certain statements contained in this Form 8-K and the exhibits attached hereto, including those that affect the expectations or plans of the Company, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Adtalem Global Education Inc. or its management "anticipates," "believes," "estimates," "expects," "forecasts," "foresees," "intends," "plans" or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017 and Form 10-Q for the quarter ended March 31, 2018.

These forward-looking statements are based on information as of May 9, 2018 and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01	Financial Statements and Exhibits.

99.1	Investor Day Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.
(Registrant)

Date: May 9, 2018	By:	/s/ Stephen W. Beard
Stephen W. Beard
Senior Vice President, General Counsel